DAKTRONICS

UNIVERSITY OF OKLAHOMA
34:34
OWEN FIELD

LUCAS OIL STADIUM
Sprint
WWW.LUCASOIL.COM

DEC 2008

DAKTRONICS

Investor Presentation
FY2010
Third Quarter

Safe Harbor Statement
 In addition to statements of fact, this presentation contains forward-
 looking within the meaning of the Private Securities Litigation Reform
 Act of 1995 and is intended to enjoy the protection of that Act. These forward looking statements reflect the company’s expectations or beliefs concerning future events. The company cautions that these and similar statements involve risk and uncertainties which could cause actual results to differ materially from its expectations, including, but not limited to, including changes in economic and market conditions, management of growth, timing and magnitude of future contracts, and other risks noted in the company’s SEC filings including its Annual
 Report on Form 10-K for its 2009 fiscal year and its Quarterly Reports on Form 10-Q for the each of the first three quarters of fiscal 2010.
 Forward-looking statements are made in the context of information available as of the date stated. The company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Why we are No. 1 in our industry -
Executing against our mission to be the world
leader at informing people through large
dynamic audio-visual communications systems
• Over 40 years of proven track record in the industry
• Unparalleled sales and service coverage
• Depth and breadth of product offering
• Complete integrated solution including software
• Engineering capabilities
• Capacity to deliver: 5 plants in the United States
• Financial strength to overcome economic conditions

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CANADIENS
metro
51:58

Royals

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FINANCIAL SUMMARY

Financial History
117% Revenue growth over the past 3 years
(Dollars in thousands except per share data)	FY2005	FY2006	FY2007	FY2008	FY2009	5-Yr CAGR
Sales	$230,346	$309,370	$433,201	$499,677	$581,931
Operating Income	$19,436	$31,815	$36,915	$38,243	$42,617	9.1%
Earnings Per Share	$0.39	$0.52	$0.59	$0.63	$0.64
Dividend Per Share	-	0.05	0.06	0.07	0.09
(Dollars in thousands except per share data)	FY2005	FY2006	FY2007	FY2008	FY2009
Cash from Operations	$22,377	$31,917	$14,606	$59,833	$48,730	18.3%
Capital Expenditures, net	(12,981)	(18,588)	(58,528)	(33,393)	(18,221)	7.0%
Free Cash Flow	$9,396	$13,329	$(43,922)	$26,440	$30,509	20.4%

Nine Months Ended				
	Jan 30, 2010		Jan 31, 2009		Percent Change
Net Sales	$	301,221	$	459,618	-34.5%
Gross Profit		74,404		127,697	
Gross margin		24.7%		27.8%	
Operating Income		(1,494)		41,501	
Operating margin		-0.5%		9.0%	
Net Income	$	(2,090)	$	26,085	-108.0%
% of revenue		-0.7%		5.7%	
Earnings per share (diluted)	$	(0.05)	$	0.63	

DAKTRONICS

FY 2010 Third Quarter YTD Results*
*($ in thousands, except per share data)

Historical Perspective FY2005 through
FY2008
During this timeframe:
• Revenue more than doubled- 30% CAGR
• Capacity was the primary constraint
• Added two manufacturing plants, Sioux Falls, and
 Redwood Falls and reorganized existing plants to a
 product focus
• Initiated major “lean manufacturing” initiative which has
 transformed our manufacturing processes

Overview FY09 through Q3 of FY10
Revenues
• First half of FY09 revenues were $330 million, a $660
 million run rate (10.5% operating margin)
• Second half of FY09 revenues were $250 million, or a
 $500 million run rate (3.2% operating margin)
 • Billboard business declined from a $100 million to less
 than $20 million annual run rate in Q3 of FY09
• Significant revenue decline in Live Events in Q3 of FY10
• Extremely aggressive pricing by competitors in all
 business units

Overview FY09 through Q3 of FY10 (cont.)
Costs
• Significant excess capacity in FY10
• Decreased operating expenses by more than 19% from
 Q1 of FY09
• Decreased manufacturing conversion costs by more than
 28% from Q1 of FY09
Cash
• Increased cash from $6 million in Q1 of FY09 to $58
 million in Q3 of FY10

Business is Organized in 5 Business Units (“BU”)
• Domestic (includes Canada)
 • Commercial
 • Live Events
 • Schools and Theaters
 • Transportation
• International
• BUs provide focus, but key strategy is to
 leverage resources across the company

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DRIVE-THRU PHARMACY
We Accept All
Medicare
Part D Plans

JACKPOT!
JUNCTION
CASINO
HOTEL
BIG EVENT
MONOPOLY

SIMMONS
BREITLING
LAMAR

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Commercial Business Unit

Commercial Overview

- Three main areas
  - Digital billboard
  - National accounts
  - Resellers
- Main products
  - Valo™ digital billboards
  - Galaxy message centers™
  - Control systems

ASHLEY
FURNITURE
Homestore
ASHLEY
FURNITURE
SUPPORT OUR TROOPS
City of Colton

- 27% of FY09 net sales
- FY10 net sales down 48% YTD through Q3

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CVS
pharmacy
Lever 2000 Bar Soap
2 pk. 4.5 oz. bars
1.69
DRIVE-THRU
PHARMACY
1 Hour Photo
Food Shoppe

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Commercial Overview
• Long-term Growth Drivers
 • Greater acceptance & increasing use
 • Effective advertising medium
• Competitors
 • Resellers, National accounts - Optec
 Watchfire, EDS
 • Digital Billboards - Yesco, Optotec,
 Watchfire

Current Outlook for Commercial
• Some indications of upward trend in billboard
 orders for Q1 and Q2 of FY10
 • Increasing interest from outdoor companies
 • Recent public announcements regarding
 positive performance of digital, intent to buy
• Introducing enhanced billboard product in Q1of
 FY11 - reduced cost, increased reliability
• Adversely impacted by
 • Credit availability for smaller potential buyers
 • Increased price pressure and competition

Live Events Business Unit

citi FIELD
LET'S GO METS
CHRIS MATCOVICH
Budweiser
IZOD
ChevyOffers.com
SNY
WISE SNACKS
MODELL'S
GEICO
citi

JACKSON CONVENTION COMPLEX
SIPPI MEETS THE WORL

THUNDER
112
98

DAKTRONICS

Live Events Overview
 • Large sports venues
 • Professional sports facilities
 • College and university facilities
 • Mobile and modular:
 • Rental and staging
 • Touring companies
 • Pari-mutuel
 • 46% of net sales in FY09
 • FY09 net sales up 60% over FY08
 • FY10 net sales down 39% YTD through Q3

GREAT AMERICAN BALL PARK
Coca-Cola
Dualite

WELCOME TO PAULEY PAVILION

DAKTRONICS

Live Events Long-term Growth Drivers
• Fan experience must
 exceed living room
 experience
• High definition (HD)
• Competition between
 venues
• Improving price/
 performance of LED
 technology
• Revenue generation

Live Events Outlook

- Competition
  - Mitsubishi, Lighthouse, ANC, Barco, and others
  - Competition generally must partner with others
  - Increasingly competitive environment – seeing China competition through U.S. integrators
- New Construction
  - FY09 was unusually strong - $45 million New Meadowlands, $20 million Yankees, numerous others
  - FY10 fewer opportunities (Orlando Magic in backlog)
    - Got verbal on another large contract in Q4 of FY10
- Renovation and Upgrades
  - No large (> $5 million) baseball projects this season
  - Uncertainty on commitment rates for fall sports season

DAKTRONICS

BYRNES HIGH SCHOOL
FOUNDERS FEDERAL CREDIT UNION
32:40
REBELS
FOXES
T.O.L.
T.O.L.
POWERADE
Coca-Cola
1 DOWN 10 TO GO BALL ON 40 QTR. 1
Peach Valley Pharmacy
577-0087
Orthopaedic Associates P.A.
Allstate
Alex Davis
949-3440
World's Greatest Hamburgers
STATE CHAMPIONS

OZARK
OZARK HIGH SCHOOL
Ozark PTA Presents
"Meet the Candidates"
Tuesday- March 7
OHS Auditorium
7:00
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ON YOUR FEET
MUSTANGS
MUSTANGS
7:47
7:47

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Schools & Theatres
Business Unit

Schools & Theatres Overview
 • Customers
 • Elementary and high schools, junior colleges
 • Park and recreation departments
 • Theatres
 • Main Products
 • Scoring Systems
 • Galaxy® displays
 • Vortek® hoist systems
 • Sound systems (Sportsound®)
 • 11% of net sales in FY09
 • Primary funding is through local sponsors and advertising
 • FY2010 net sales down 5% YTD through Q3

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DAKTRONICS
GET LOUD

perfection
is in the name
JCDecaux
09:26

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International Business Unit

International Overview

百利沙
PLAZA
CASINO
FOUR SEASONS HOTEL
捉金时光
Grab The Gold

DAKTRONICS

• Sales and service offices in Canada,
 Europe, China, Middle East, and
 Australia
• Limited manufacturing in China
• 10% of net sales in FY09
• Large project driven -commercial
 and sports
• Expecting lower sales in FY10 due
 to economic and competitive factors
• FY10 net sales down 46% YTD
 through Q3
• Improving pipeline, increased
 competition and pricing pressure

Bienvenue au Canada
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LEVEL
SPACES AVAILABLE
2 CLSd
3 135
4 27
5 92
6 59
7 FULL
8 160

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Transportation Business Unit

Transportation Overview
• Three main areas
 • Intelligent transportation systems (ITS)
 • Aviation, including airports and airlines
 • Mass Transit
• 6% of FY09 net sales
• Strong backlog going into FY2010
• FY10 net sales up 34% YTD through Q3
• Competitors
 •Skyline, Ledstar, others

Transportation Overview
• Long-term Growth Drivers
 • Government spending
 • Capacity constraints on
 highways, public transit,
 airports and parking systems
 • Limited ability to build and
 expand new roads
• Recent developments
 • $25 million NJ Turnpike order
 • Departure of disruptive
 competitor
 • New Vanguard product
 shipping Q4 -reduced costs,
 improved performance

LOOKING AHEAD

Revenue Outlook
• Lighter ($100 million) backlog going into Q4
• Competitive price pressure in all markets
• Orders continue to be relatively slow -difficult to
 project orders in today’s environment
• Slower order flow for Q4 of FY10 limiting
 revenue opportunities for Q4, may impact Q1
• Will know more about fall sports by end of Q4
• Some encouraging signs in Billboard market

Returning to Long-Term Profitable Growth
• Focus on orders, cost reduction, customer service, quality and reliability.
• Ongoing product development - historically 4% of net
 sales (higher in FY2010)
 • Enhance existing products while reducing costs
 • New DVX video display product began shipping in Q4-
 reduced cost and enhanced reliability improving
 competitive position
 • Used in video displays and billboards
 • Ongoing rollout plan for multiple pixel pitches
 • New Vanguard product in transportation business

Cost Reduction Is Ongoing Process
• Continued emphasis on reducing costs and
 improving quality through lean initiatives
 • Improve asset turns (inventory alignment, process
 improvement)
 • Focus on operating margin and free cash flow
 • Leverage service (process improvement)
• More aggressive cost reduction going forward-
 payroll, infrastructure (reducing remote offices)
 • Have reduced non-manufacturing staff by almost
 5% in Q4 of FY10, 12% in FY10 YTD
• Short term focus to get through downturn, emphasis
 on preserving cash

QUESTIONS